UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 16, 2026
Intellicheck, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 992-1900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2026, Jonathan Robins notified Intellicheck, Inc. (the “Company”) of his decision to separate from his employment as the Company’s Chief Technology Officer for personal family reasons, effective July 18, 2026. In connection with his separation, the Company and Mr. Robins entered into a Memorandum of Understanding dated July 16, 2026 (the “MOU”) setting forth the terms of his transition and departure.

Pursuant to the MOU, Mr. Robins was placed on unpaid leave effective July 18, 2026 and will remain on unpaid leave through October 16, 2026, which will be his final day of employment with the Company. Mr. Robins’s employment with the Company will terminate at the close of business on October 16, 2026. During the unpaid leave period, the Company will continue to provide, and will pay the full cost of, Mr. Robins’s Company healthcare benefits (consisting of medical, dental, vision, short-term disability, long-term disability and life insurance coverage). Mr. Robins’s active health coverage will end on October 31, 2026.

The MOU further provides that, if Mr. Robins timely elects continuation coverage under COBRA, the Company will pay the full cost of such COBRA continuation coverage for the period from November 1, 2026 through March 31, 2027. In addition, Mr. Robins has agreed to execute a separation agreement, on or about his final date of employment, pursuant to which he will waive and release all claims arising out of or relating to his employment with the Company that are permitted to be released under applicable law.

The foregoing description of the MOU is not complete and is qualified in its entirety by the full text of the MOU, a copy of which will be filed with the Company’s Quarterly Report for the quarter ended September 30, 2026.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2026	INTELLICHECK, INC.

	By:	/s/ Bryan Lewis
	Name:	Bryan Lewis
	Title:	President, Chief Executive Officer